                                                                     Exhibit 4.1

   TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY

------------------                                     ------------------
      NUMBER                                                 SHARES
SI
------------------                                     ------------------

                             SKECHERS U.S.A., INC.


INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE

                                                        CUSIP 830566 10 5

THIS CERTIFIES THAT

                                                   SEE REVERSE SIDE FOR CERTAIN
                                                      DEFINITIONS AND LEGENDS





IS THE RECORD HOLDER OF


   FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                         PAR VALUE $0.01 PER SHARE, OF

                             SKECHERS U.S.A., INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ PHILIP G. PACCIONE                                     /s/ ILLEGIBLE
----------------------            [SEAL]                   ---------------------
      SECRETARY                                                  PRESIDENT


          COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                  TRANSFER AGENT AND REGISTRAR


                                          AUTHORIZED SIGNATURE


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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common                     UNIF GIFT MIN ACT =                      Custodian
TEN ENT -- as tenants by the entireties                                 ---------------------           ---------------------
JT TEN  -- as joint tenants with right of                                       (Cust)                        (Minor)
           survivorship and not as tenants                              under Uniform Gifts to Minors
           in common                                                    Act:
                                                                             -------------------------------------------------
                                                                                                 (State)
                                                     UNIF TRF MIN ACT =                          Custodian (until age         )
                                                                        ------------------------                       -------
                                                                                (Cust)
                                                                                                        under Uniform Transfers
                                                                        --------------------------------
                                                                                   (Minor)
                                                                        to Minors Act
                                                                                      ----------------------------------------
                                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto
                   -----------------------

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PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------------------

                                     X
                                      -----------------------------------------

                                     X
                                      -----------------------------------------
                                     NOTICE: THE SIGNATURES TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS
                                     WRITTEN UPON THE FACE OF THE CERTIFICATE
                                     IN EVERY PARTICULAR, WITHOUT ALTERATION
                                     OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
   --------------------------------------------
   THE SIGNATURE(S) MUST BE GUARANTEED BY AN
   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
   APPROVED SIGNATURE GUARANTEE MEDALLION
   PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.